UPSNAP

What's Playing on Your Cell Phone?



www.upsnap.com

Company Overview

- UpSNAP is a leader in voice and text based advertising and content services that work on all mobile phones
- Mobile Greetings is a leader in rich media mobile services
- The merged company will combine industry leading voice and data platforms to deliver ad-subsidized, and subscription based rich media services, to all mobile consumers.
- Together the companies are well positioned to take advantage of the large growth opportunity for mobile content and advertising based services. The combined company will have:
  - Scaleable Mobile Content Platform seamlessly handles handset diversity
  - Over 1,000 Voice Services that work on any phone
  - Large portfolio of Rich Media Mobile Services for most mobile phones
  - Together, we can add advertising into our existing product inventory, and publish comprehensive mobile solutions for our partners maximizing every revenue earning opportunity

UPSN- Mobile Greetings Merger

- UpSNAP and Mobile Greetings have signed a definitive merger agreement, which will close upon funding the merger
- Mobile Greetings shareholders will receive shares equal to 50% of the common stock of the combined company on a fully diluted basis including shares underlying a $2.2 million convertible note being issued as part of the merger consideration, without giving effect to the private placement
- The $2.2 million non-interest bearing convertible Note is convertible at a base conversion price of $.50 per share into shares of Company Common Stock, or an aggregate of 4,400,000 shares
- The Note has a term of 12 months extending to 18 months in the event of further fundraising, subject to offsets

Case Study - Sporting News Demo

- UpSNAP partners with Sporting News to deliver leading edge mobile content
- UpSNAP is now able to offer a powerful combination of subscription content for sports and advertising related services to maximize revenues at EVERY interaction with the consumer
- Now consumers can get a TXT message for scores, live radio commentary on any phone, Pay-Per-Call advertising and a custom application to high-end handsets
- UpSNAP and Sporting News partner on a revenue share basis, and Sporting News advertises the service direct to consumers



SPORTING NEWS MOBILE
Giants 7 Dodgers 2 Top 9th
R H E
SFG 7 9 0
LAD 2 6 0
Pitching: Seanez
At Bat: Klesko (1-4)
1-1, 2 outs
1) Listen to Game
2) Sporting News Premium
GMC—GET THE FULL STORY
Scores
Refresh
revenue opportunity
WAP Site
Live baseball score information, with links to IVR option and premium mobile experience.

Key Facts

Symbol	UPSN.OB	Mobile Greetings	Combined Companies
Headquarters	Davidson, NC	Walnut Creek, California	Davidson, NC
52-Week Range	$0.19 - $1.40	N/A	N/A
Shares Outstanding (07/16/07))	22,276,991	1,334,607	51,988,078
Market Capitalization Range	$4.2 M - $31.2 M		25M
Current Share Price / Market Cap	.25 cents $5.54M		
Volume (daily 90-day average)	49,921	N/A	
Debt (07/16/07)	$113K will write off	$100,000 $140K of convertible	$100,000
Revenue Q1 & Q2 Calendar	$491 K	$1,107 K	$1,499 K
Ist Half growth			45%
Insider Ownership	58.4%	51.4%	
Institutional Ownership Shares	none	none	
Full-time Employees	6	20	26
Fiscal Year	Sept 30th	Dec 31st	Sept 30th
Accounting Firm	Traci Anderson CPA	TBD	

Board & Management

- **CEO Tony Philipp: former COO of Lycos Bertlesmann, taking the company from a Joint Venture with $10M of capital in 1997, leading upto a $5 billion IPO underwritten by Goldman Sachs in 2000. Highly experienced professional, significant board experience and operating experience with public companies. Former Board member and advisor with Mobileway, which merged to become Mobile365, one of the largest wireless infrastructure plays in the world since acquired by Sybase. CEO and President of UpSNAP since Nov 2005**

- **COO Richard Jones, former co-founder and CEO of FortuneCity, $500m IPO underwritten by Deutsche Bank in 1999. Took the company from start-up as President and CEO all the way to public offering. Full operational responsibility for all P&L items. Co-founder of UpSNAP**

- **CTO Jacob Litke, Highly Experienced Wireless Professional. Former Verizon data applications specialist in the network group responsible for evaluating and implementing next generation products and services. Co-founder of Mobile Greetings**

- **Clay Shipman: VP Business Development, Co-Founder & EVP at MobileGreetings Inc., Responsible for all media, content acquisition, and carrier distribution partnerships. Formerly VP at GenerationPIX and Associate at Pabulum Ventures**

- **Non Executive - Mark McDowell is a co-founder of Acta Wireless, LLC, an investment and advisory firm focused on the wireless sector. Mark has served as a strategic advisor to companies such as Verizon Wireless, Vodafone, Hewlett-Packard, and AOL. Mr. McDowell was also co-founder of TeleCorp PCS, which was acquired by AT&T Wireless Services in 2002. Joined UpSNAP board in April 2006**

- **Non Executive - Richard von Gnechten is President & CEO of corporate financial advisors Ravon Corp. In 2000, Mr. von Gnechten joined Hawaiian Electric Company as Financial VP and CFO. The company ranked in a Dow Jones survey in the top 5 for corporate governance, and 9th for disclosure transparency. Mr. von Gnechten has over 20 years experience as CEO, CFO and Controller for public and private companies. Joined UpSNAP board in April 2006**

It's ALL about the Phone



Worldwide
Billions of Units
4 B
3 B
2 B
1 B
500 million
3 Billion Mobile Phones Worldwide by July 2007
850 Million Installed base of PCs in 2007
1980
1990
2000
2010

SOURCE: Mobile World 2006, IDC 2006 PC Installed Base

- Global Reach of mobile 5X larger than the worldwide installed base of PCs by 2010
- It took 20 years to connect the 1st billion mobiles, 40 months to connect the second billion, but just 24 months to connect the third billion mobile subscribers worldwide
- Generation Y (born 1978-2000) uses the phone 71% more than any other generation
- For Generation Y the phone IS their connection to the world



Where is the Mobile Industry Going?


BAD TEXT
ON UGLY
PHONES
TYPED WITH
BOTH
THUMBS
SAMSUNG





Mobile Data 1.0	Mobile Data 2.0	Mobile Data 3.0
Text Messaging or SMS is a $75 Billion worldwide market - much bigger than the Hollywood Box Office	Mobile Content Revenues have soared as handsets have increased in functionality. Wireless Content Revenue is expected to jump from $18.8 B in 2006 to $38.1 B by 2011 as Mobile data 2.0 applications take off and greatly surpass text based services	New wave of rich media phones and higher speed data services allows mobile advertising to take off on mobile
SMS Txt Messages & Ringtones	Ringtones, games, downloaded applications, picture messages, wallpapers	Video, flash, interactive multi-media content, networked music

Mobile Industry Challenges

Major Impediments to Content and Advertising Delivery

Hundreds of Incompatible Handsets



Incompatible Standards

CDMA
2G
J2ME
WAP
Windows Mobile
3G
EDGE
Symbian
GSM
BREW
PALM
AJAX
4G

Walled Garden

Carriers choose content that can be purchased

Handsets often crippled to prevent open access to the net by consumers

Billing Tightly integrated, services highly regulated

The phone menu (or deck) is tightly controlled by the mobile carriers

UpSNAP

Mobile Industry Trends



Revenues in Billions (Worldwide)
$50B
$40B
$30B
$20B
$10B
2006
2007
2008
2009
2010
2011
Wireless Advertising
Content Revenues

SOURCE: CTIA, Sharma Consulting, Informa Telecoms & Media

- ***Mobile Content is expected to grow from 18.8 B in 2006 to $38.1 B by 2011***
- ***Mobile Advertising is expected to grow from just $850 million in 2006 to a $11.35 B market by 2011***
- ***Today the mobile carriers operate a walled garden where they control the customer and control 80-90% of the content sold to them***
- ***In Europe it's the exact opposite - 75% of content is sold off the carrier deck via TV, newspapers, Web and the mobile internet***
- ***The trend is now for SEARCH based OFF-Net or Off-Deck service that allow consumers to discover mobile content from everywhere, pushing up the ad marketplace***

Merged Company Summary

	Mobile Greetings	UpSNAP
Approach	▪ Sophisticated Mobile Content Publishing Platform ▪ Enable Large Media Companies to Extend to the Mobile Market ▪ Publish Original Titles	▪ Mobile Search Platform ▪ Voice & WAP Applications ▪ Mobile Advertising Platform
Business Model	▪ Partner with Mobile Operators ▪ License fees from Media Partners ▪ Perpetual Revenue Share from Media Partners ▪ High Margin for Original Titles	▪ Create Voice Applications ▪ Pay-Per-Call Advertising ▪ Off-Deck Applications without mobile operators
Key Deployments	alltel wireless, Disney mobile, WB, THQ Wireless, Sprint, at&t, verizon wireless, MLB.com, NHL Mobile, College Pix & Tones	NASCAR Nextel Cup Series, ESPN Radio, FanScan, Sporting News, batanga, AlertsUSA

Current Products


300
RINGTONES
PLAY
STOP
SAVE
prepare_for_glory
MEET THE ROBINSONS
PIRATES of the CARIBBEAN
OPEN SEASON
WALLPAPERS
RINGTONES
SCREENSAVERS
TRIVIA
RINGTONES
STORY
WORLD POKER TOUR
LIVE THE DREAM
JEOPARDY!
WHEEL of FORTUNE
MAIN MENU
Harry Potter and the Goblet of Fire
STAR WARS
STAR WARS
LORD of WAR
NICOLAS CAGE
Muppets
WALLPAPERS
Disney CHANNEL
F·R·I·E·N·D·S
OC
PLAY
STOP
SAVE
Disney · PIXAR
Cars
LIFE IS A JOURNEY. ENJOY THE TRIP.
BLADES of GLORY
WALLPAPERS
SMOOTH girl
HALO
The FLINTSTONES
DC COMICS
PLEASE WAIT
LOONEY TUNES
NHL
NHL MOBILE
NFL
PIX & TONES
NFLPLAYERS
MLB.com mobile
OAKLAND A's ATHLETICS
College
PIX & TONES
Cellfire
Barrio
BLING TONES

UPSNAP

Combined Distribution and Content

Network Operators - On-Deck Relationships

- verizon wireless — We never stop working for you
- cingular — raising the bar
- alltel wireless
- NEXTEL — Together with Sprint
- Sprint

Premium Voice Partners

- ESPN Radio
- FANSCAN
- NASCAR NEXTEL Cup Series
- ESPN Deportes
- Sporting News
- SKY.fm
- batanga — Your Latin Music. Your Rules.
- Radio Disney
- AlertsUSA

Digital Media



FRIENDS
HIGH SCHOOL MUSICAL
nip/tuck
KING KONG
STAR WARS
HALO
NHL MOBILE
College

Pay-Per-Call Campaigns

- dish Network
- PROGRESSIVE
- hotels.com — We know hotels inside and out
- ESPN

Content Owners

- WB
- Sony Pictures
- Disney mobile
- indiagames ltd.
- glu
- CBS mobile
- Universal Music Group
- Hands-On Mobile
- MLB.com
- Qmobile
- Cellfish Media
- THQ Wireless

Technology Partners

- Global Crossing
- Level(3) Communications
- brew
- QUALCOMM

UpSnap

Combined Company Synergies



233M
200M
100M
20M
US Mobile Phones Subscribers
Mobile Greetings™
UP SNAP
Actual Usage in US
Mobile Content Downloads
Mobile Internet
Picture & Text Messages
Voice 100%

SOURCE: CTIA Year-end Survey 2006, Harris Interactive Oct 2006

- Combined Company will be first company to offer ALL product types on Mobile – Voice, Text, Video and Picture Messaging, Mobile Web and Mobile Content Downloads
- We will reach 100% of all US mobile subscribers, whatever their handset, carrier, or data network. Whatever they have, we can offer the richest consumer experience for their handset type and increase REVENUES by reaching ALL mobile users
- This will allow us to provide a major advertising advantage against other ‘partial solution’ competitors. Ad campaigns and content will be sold to EVERYONE with a mobile phone using the same distribution

Revenue Model for Combined Companies

- Revenues today are principally from the sale of subscriptions for services
- 80% of revenues are stable recurring revenues
- We will now sell more products to more people because we cover 100% of all mobile phones
- We will also integrate ad services into our CURRENT applications
- Principal revenue growth opportunities are:
  - Subscription Revenues
  - Advertising Revenues
  - Increased Distribution
  - New Product Offerings
  - Increased reach of existing products to work on all mobile phones

Competition

- **UpSNAP competes with Mobile Content providers that target large media groups and enable mobile content delivery**
- **UpSNAP provides a one-stop Shop for all Mobile services which is vital when dealing with large media players and carriers who want to consolidate their supply channels**
- **Barriers to entry are severe – automating the work of content delivery to the thousands of handsets in the marketplace, along with search and pay-per-call technology on voice difficult to replicate. Combined company has lock on many major media players.**

Services	Automated Content Delivery	"Custom Label" Platform	Mobile Web	Search	Ads	*Pay-Per-Call*	*Voice*
UpSNAP	X	X	X	X	X	X	X
Google			X	X	X		X
Tellme				X		X	X
Yahoo			X	X	X		
InfoSpace		X	X	X	X	X	
AskMeNow				X			X

UpSNAP

Growth Strategy

- Growth is achieved in a number of ways:
- Increased reach to 100% of mobile phones means greater sales from EXISTING contracts
- One stop-shop for large media players means larger, bigger contracts
- Increased revenues and improved margins from advertising direct to Consumer
- Overall growth in the number of mobile subscribers with internet access and smart phones increases our market share
- Improved ability of joint company to market our services to the mobile operators

Merged Capitalization Table

UpSNAP Primary Common Stock Issued and Outstanding	Strike Price	Fully Diluted
Outstanding Shares		22,276,991
Outstanding Warrants	0.90	2,360,000
Options Granted		1,140,000
Stock Granted		53,332
Placement Fee		400,000
XSVoice Escrow		-236,284
Total		25,994,039
Shares to Mobile Greetings Post Merger Total Shares Issued:		
Convertible Note		4,400,000
Warrants		2,013,642
Options		2,504,831
Shares Issued		17,075,831
Total		25,994,039
Combined Company		51,988,078

Mobile Greetings Fully Diluted Shares (Pre-Merger)		Fully Diluted
Current Outstanding Shares	1,334,607	
Note covert pre-Sale	414,179	
Total After Sale		1,748,786
Current Outstanding Warrants		206,223
Options Granted		256,500
Total		2,211,509

Total Consideration:	
Shares Issued	17,075,831
Market Price	0.45
	$7,684,124
Convertible Note	$2,200,000
Market Price	$9,984,124

UpSNAP

Financials

	Actuals Combined 2007 Q2 (calendar)	Run-Rate
Subscription Revenues	$811,837	$3,247,349
Advertising / Production	$66,733	$266,932
Platform Revenues	$67,650	$270,600
Total Revenues	$946,220	$3,784,881
Cost of Sales	$542,571	$2,170,284
Gross Profit	$403,649	$1,614,597
EBITDA	$-337,089	$146,030

Summary

- Strong already established companies, close to EBITDA in rapidly growing, but highly competitive consumer marketplace
- Repeat, recurring revenue model, powered by signed major contracts and brands, set for expansion and poised for growth
- High Quality Management with Public Company Management Experience
- The combination of the companies provides full-service mobile development and advertising platforms for our large media-partners.
- Unique technology platform already paid for and completed creates considerable barrier to entry
- Current valuation considerably lower than competitors with less revenues
- Subject to risks common to small- cap public companies with needs for capital to support operations and growth
- Strong potential for market capitalization upside